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
Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 1999
Current Due Period Ending                           Aug 31, 1999
Prior Distribution Date                             Aug 13, 1999
Distribution Date                                   Sep 14, 1999

Beginning Trust Principal Receivables           4,029,388,105.37
Average Principal Receivables                   4,233,765,515.08
FC&A Collections (Includes Recoveries)             69,405,139.50
Principal Collections                             163,046,986.46
Additional Balances                                65,667,445.08
Net Principal Collections                          97,379,541.38
Defaulted Amount                                   31,476,134.98
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,790,947.00

Beginning Participation Invested Amount           344,795,001.37
Beginning Participation Unpaid Principal          344,795,001.37
Balance
Ending Participation Invested Amount              334,301,082.20
Ending Participation Unpaid Principal Balance     334,301,082.20

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 344,795,001.37
Numerator for Fixed Allocation                    353,470,026.12
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Applicable Allocation Percentage                         8.1439%
Investor FC&A Collections                           5,652,307.64

Series Participation Interest Default Amount
Numerator for Floating Allocation                 344,795,001.37
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Floating Allocation Percentage                           8.1439%
Series Participation Interest Default Amount        2,563,395.15


Principal Allocation Components
Numerator for Floating Allocation                 344,795,001.37
Numerator for Fixed Allocation                    353,470,026.12
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.0404%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          344,795,001.37
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      1,992,148.90

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

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

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,493,919.17
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,930,524.02
or e]
(b) prior to Accelerated Amort. Date or not         7,930,524.02
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.1439%
(d) Net Principal Collections                      97,379,541.38
(e) after Accelerated Amort Date or Early Amort    13,612,521.14
Period, [f*g]
(f) Fixed Allocation Percentage                          8.3488%
(g) Collections of Principal
                                                  163,046,986.46

(h) Minimum Principal Amount, [Min(i,l)]            3,642,914.87
(i)  Floating Allocation Percentage of             13,278,436.35
Principal Collections
(j)  1.8% of the Series Participation Interest      6,206,310.02
Invested Amount
(k) Series Participation Interest Net Default       2,563,395.15
Payment Amount
(l)  the excess of (j) over (k)                     3,642,914.87

(m) Series Participation Interest Net Default       2,563,395.15
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,652,307.64
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,992,148.90
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,563,395.15
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  574,658.34
Excess [Sec. 4.11(a)(vi)]                             522,105.25

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]


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
Series 1996-1
Owner Trust
Calculations
Due Period Ending     Aug 31,
                         1999
Payment Date          Sep 15,
                         1999
Calculation of
Interest Expense

Index (LIBOR)       5.268750%
Accrual end date,     Sep 15,
accrual beginning        1999
date and days in
Interest Period
                      Class A     Class B Certificate    Overcoll
                                                    s      Amount
Beginning Unpaid  179,219,761 120,678,250  12,067,825  32,829,165
Principal Balance
Previously unpaid        0.00        0.00        0.00
interest/yield
Spread to index         0.22%       0.60%       1.00%
Rate (capped at     5.488750%   5.868750%   6.268750%
13%, 15%, 16%)
Interest/Yield        819,744     590,192      63,042
Payable on the
Principal Balance
Interest on                 0           0           0
previously unpaid
interest/yield
Interest/Yield        819,744     590,192      63,042
Due
Interest/Yield        819,744     590,192      63,042
Paid

Summary

Beginning         179,219,761 120,678,250  12,067,825  32,829,165
Security Balance
Beginning         179,219,761 120,678,250  12,067,825
Adjusted Balance
Principal Paid      5,455,031   3,672,872     367,287   1,070,562
Ending Security   173,764,730 117,005,379  11,700,538  31,830,435
Balance
Ending Adjusted   173,764,730 117,005,379  11,700,538
Balance
Ending                                        3.5000%
Certificate
Balance as %
Participation
Interest Invested
Amount
Targeted Balance
                  173,836,563 117,005,379  11,700,538
Minimum Adjusted
Balance                        49,000,000   4,900,000  13,300,000
Certificate
Minimum Balance                            10,130,660
Ending OC Amount
as Holdback                                            31,830,435
Amount
Ending OC Amount                                             0.00
as Accelerated
Prin Pmts

Beginning Net            0.00        0.00        0.00        0.00
Charge offs
Reversals                0.00        0.00        0.00        0.00
Charge offs              0.00        0.00        0.00        0.00
Ending Net Charge        0.00        0.00        0.00        0.00
Offs

Interest/Yield     $1.2840597  $4.3318553  $2.4765637
Paid per $1000
Principal Paid     $8.5448475 $26.9579171 $14.4286771
per $1000

Series 1996-1  Owner Trust Calculations
Due Period                                            August 1999
Payment Date                                         Sep 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        10,493,919.17
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           71,832.29

Series Participation Interest Monthly Interest       1,992,148.90

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              819,743.72
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              590,192.07
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          63,041.82
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         5,383,198.38
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          3,672,871.71
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        367,287.17
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt          1,070,561.91
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               71,832.29


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              447,339.00
Certificate - Sec. 3.05(a)(vii)

Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt      1,070,561.91
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            71,832.29
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        998,729.62
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,684.51





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